POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

John A. McKay

hereby constitute and appoint James L. Packard, Henry W. Knueppel and Kenneth F. Kaplan, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of REGAL-BELOIT Corporation (the “Company”) to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the resale of 2.75% Convertible Senior Subordinated Notes Due 2024 in an original aggregate principal amount of $115,000,000 issued by the Company in a private placement of such securities (the “Notes”) and such shares of the Company’s common stock and associated rights as such Notes may be converted pursuant to their terms, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the resale of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 22nd day of April, 2004.

/s/ John A McKay
John A. McKay

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

J. Reed Coleman

hereby constitute and appoint James L. Packard, Henry W. Knueppel and Kenneth F. Kaplan, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of REGAL-BELOIT Corporation (the “Company”) to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the resale of 2.75% Convertible Senior Subordinated Notes Due 2024 in an original aggregate principal amount of $115,000,000 issued by the Company in a private placement of such securities (the “Notes”) and such shares of the Company’s common stock and associated rights as such Notes may be converted pursuant to their terms, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the resale of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 22nd day of April, 2004.

/s/ J. Reed Coleman
J. Reed Coleman

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Stephen N. Graff

hereby constitute and appoint James L. Packard, Henry W. Knueppel and Kenneth F. Kaplan, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of REGAL-BELOIT Corporation (the “Company”) to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the resale of 2.75% Convertible Senior Subordinated Notes Due 2024 in an original aggregate principal amount of $115,000,000 issued by the Company in a private placement of such securities (the “Notes”) and such shares of the Company’s common stock and associated rights as such Notes may be converted pursuant to their terms, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the resale of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 22nd day of April, 2004.

/s/ Stephen N. Graff
Stephen N. Graff

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Christopher L. Doerr

hereby constitute and appoint James L. Packard, Henry W. Knueppel and Kenneth F. Kaplan, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of REGAL-BELOIT Corporation (the “Company”) to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the resale of 2.75% Convertible Senior Subordinated Notes Due 2024 in an original aggregate principal amount of $115,000,000 issued by the Company in a private placement of such securities (the “Notes”) and such shares of the Company’s common stock and associated rights as such Notes may be converted pursuant to their terms, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the resale of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 22nd day of April, 2004.

/s/ Christopher L. Doerr
Christopher L. Doerr

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

G. Frederick Kasten, Jr.

hereby constitute and appoint James L. Packard, Henry W. Knueppel and Kenneth F. Kaplan, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of REGAL-BELOIT Corporation (the “Company”) to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the resale of 2.75% Convertible Senior Subordinated Notes Due 2024 in an original aggregate principal amount of $115,000,000 issued by the Company in a private placement of such securities (the “Notes”) and such shares of the Company’s common stock and associated rights as such Notes may be converted pursuant to their terms, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the resale of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 22nd day of April, 2004.

/s/ G. Frederick Kasten, Jr.
G. Frederick Kasten, Jr.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Frank E. Bauchiero

hereby constitute and appoint James L. Packard, Henry W. Knueppel and Kenneth F. Kaplan, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of REGAL-BELOIT Corporation (the “Company”) to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the resale of 2.75% Convertible Senior Subordinated Notes Due 2024 in an original aggregate principal amount of $115,000,000 issued by the Company in a private placement of such securities (the “Notes”) and such shares of the Company’s common stock and associated rights as such Notes may be converted pursuant to their terms, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the resale of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 22nd day of April, 2004.

/s/ Frank E. Bauchiero
Frank E. Bauchiero

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Thomas Fischer

hereby constitute and appoint James L. Packard, Henry W. Knueppel and Kenneth F. Kaplan, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of REGAL-BELOIT Corporation (the “Company”) to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to the resale of 2.75% Convertible Senior Subordinated Notes Due 2024 in an original aggregate principal amount of $115,000,000 issued by the Company in a private placement of such securities (the “Notes”) and such shares of the Company’s common stock and associated rights as such Notes may be converted pursuant to their terms, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the resale of such securities under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 22nd day of April, 2004.

/s/ Thomas Fischer
Thomas Fischer